EXHIBIT 32.1

Section 1350 Certification of the Chief Executive Officer

I, Constantine S. Macricostas, Chief Executive Officer of Photronics, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Annual Report on Form 10-K of the Company for the year ended October 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CONSTANTINE S. MACRICOSTAS
Constantine S. Macricostas
Chief Executive Officer
January 14, 2011